Exhibit 99.1

Unleashing the Targeted Power of ADCs February 2019

This presentation contains “forward-looking” statements within the meaning of federal securities laws. These forward-looking statements are not statements of historical facts and are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s business strategy and the design, progression and timing of its clinical trials. Forward-looking statements generally can be identified by terms such as “expects,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward looking statements include, among other things, statements about the initiation, cost, timing, progress and results of the Company’s current and future research and development activities, preclinical studies and clinical trials; the timing of, and the Company’s ability to obtain and maintain, regulatory approvals for its product candidates; and the Company’s ability to quickly and efficiently identify and develop additional product candidates. The Company’s operations involve risks and uncertainties, many of which are outside its control, and any one of which, or combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that may materially affect the Company’s results of operations and whether these forward-looking statements prove to be correct include, among other things, that preclinical testing may not be predictive of the results or success of ongoing or later preclinical or clinical trials, that the development of the Company’s product candidates and new platforms will take longer and/or cost more than planned and that the identification of new product candidates will take longer than planned, as well as those listed in our Annual Report on Form 10-K filed on March 28, 2018, with the Securities and Exchange Commission (“SEC”), our Quarterly Report on Form 10-Q filed with the SEC on November 13, 2018, and subsequent SEC filings. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Copies of the Company’s Quarterly Report on Form 10-Q and our other SEC filings are available by visiting EDGAR on the SEC website at http://www.sec.gov. 2

Highly Experienced in Oncology and Business David Mott Chairman Lawrence Alleva Director Willard Dere, M.D., FACP Director Andrew Hack, M.D, Ph.D. Director Kristen Hege, M.D. Director Anna Protopapas Director 3 Board of Directors Anna Protopapas Chief Executive Officer Eva Jack Chief Business Officer Michael Kaufman Ph.D. Senior Vice President, CMC Timothy Lowinger, Ph.D. Chief Scientific Officer David Spellman Chief Financial Officer Dirk Huebner, M.D. Chief Medical Officer Management Team

XMT-1536 – Lead Asset in Proof-of-Concept Development Validated NaPi2b target First-in-class potential On track to achieve POC in 2019 Robust Discovery Effort Matching Target to Appropriate Platform • • • • Plan to disclose next clinical candidate in 2H 2019 Four Differentiated, Proprietary ADC Platforms Wholly-owned Assets and Partnering Opportunities • • • • Dolaflexin Dolasynthen Alkymer Immunosynthen • Product candidates and platform collaborations 4

Dolaflexin Platform That Yielded XMT-1536

Novel Dolaflexin Platform Technology

Designed to Expand Therapeutic Index vs Other ADC Platforms

Significantly Higher Drug to Antibody Ratio (DAR)



Fleximer® Polymer

- High DAR
- Optimal PK and drug-like properties
- Efficacy - against low antigen expressing tumors

DolaLock Payload

- Controlled bystander effect for greater efficacy and tolerability

DolaLock is Designed to Enhance Efficacy and Tolerability



Benefit of bystander effect for greater efficacy

AF-HPA: Initial release after internalization in antigen expressing cell. Initial release product highly potent and freely cell permeable

Intra-tumor metabolism

AF: Non cell permeable Active metabolite – highly potent and trapped in tumor; improved systemic tolerability

Locked in tumor
High intracellular potency with high systemic tolerability



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XMT-1536 fficacy and Tolerability

XMT-1536: A Dolaflexin ADC Targeting NaPi2b

First-in-class Molecule, Target Expressed in Cancer Types with High Unmet Medical Need

- **Validated Drug Target**
  - Transmembrane sodium-phosphate transporter
  - Expressed in 87% of NSCLC adenocarcinoma, 96% of serous ovarian adenocarcinoma, 91% of papillary thyroid carcinoma[1]
  - Limited normal tissue expression
- **In-licensed Novel anti-NaPi2b Antibody**
- **Mersana Retains Full Global Rights[2]**


Antibody
Proprietary Auristatin Payload (DolaLock)
Fleximer

[1] Lin *et al*, *Clin Cancer Res* 2015, 21:5139-5150;
[2] Excluding Brazil

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a Pre-clinical and clinical tolerability limited by vc-MMAE toxicity Lifastuzumab vedotin Genentech-developed ADC using Seattle Genetics vc-MMAE platform Appropriate target for ADC development but need for better tolerated platform No significant target-related toxicity in either ovarian or lung patients ~40% overall response rate (ORR) in ovarian cancer in Phase 1; low NSCLC ORR in Phase 1 Ovarian cancer Phase 2 with positive trends on all efficacy endpoints Evidence of efficacy but need for more potent platform Development discontinued by Genentech First-in-class opportunity for XMT-1536 9 Banerjee et al. Ann Oncol. 2018 Apr 1;29(4):917-923

Target NaPi2b ADC Shows Favorable Outcome in Platinum Resistant Ovarian Cancer Compared to Standard of Care H-score high 10 Banerjee et al. Ann Oncol. 2018 Apr 1;29(4):917-923 Group ITT (n=95) NaPi2b 2/3+ (n=85) NaPi2b 3+ (n=70) NaPi2b median (n=43) Arm LIFA n=47 PLD n=48 LIFA n=42 PLD n=43 LIFA n=31 PLD n=39 LIFA n=18 PLD n=25 ORR 34% 15% 36% 14% 42% 13% 44% 8% Median PFS (months) 5.3 3.1 5.3 3.4 5.3 3.3 5.5 2.9 HR 0.78 (0.34) 0.71 (0.24) 0.66 (0.21) 0.47 (0.11)

Studies OVCAR3 Ovarian Xenograft CTG-0852 NSCLC Patient Derived Xenograft c1441 c1270 c1342 11

Response • Proprietary research assay validated and used for retrospective evaluation of patients Only tumors with an H-score of >70 had a tumor response >50% • Preclinical data demonstrate NaPi2b expression highly correlated with response H-score 290* H-score 0 • ~60% of ovarian cancer patients estimated to have NaPi2b expression with H-score #>70, associated with deep responses in PDX models 12 R. Mosher et al, AACR-NCI-EORTC International Conference, October 2017 *Semi-quantitative measure of antigen expression; ranges from 0-300 Tumor Volume (mm3)

XMT-1536: Targeting NaPi2b Addresses Two Areas of Significant Unmet Clinical Need

Mersana THERAPEUTICS

	Ovarian Cancer	Non Small Cell Lung Cancer (NSCLC)
Incidence (U.S.)	~24,000[1]	~189,000[4]
Deaths Per Year (U.S.)	~14,000[2]	~ 132,000[5]
Frontline SOC	Debulking surgery plus systemic chemotherapy	PD1 + chemotherapy
Area of Unmet Need	Resistant to platinum based therapy	Following PD1 + platinum treatment failure
Target Population Treatment Options	(Platinum Resistant OC) Single agent chemotherapy, e.g. PLD, weekly Paclitaxel, Topotecan, Gemcitabine, PARP	(2nd Line NSCLC Adenocarcinoma) Docetaxel, Premetrexed, Gemcitabine, or Docetaxel + Ramucirumab
Approximate Treatment Outcome	ORR ~10-20%[3] med PFS ~ 3-4 mos[3] med OS ~12 mos[3]	ORR ~10-20%[3] med PFS ~ 3–4.5 mos[3] med OS ~ 8-10 mos[3]

[1]Based on CancerMPact® Patient Metrics for US, Western Europe, and Japan, accessed in March 2018.
[2]https://cancerstatisticscenter.cancer.org/#!/
[3]Hanna et al. JCO 2004 & Garon, Lancet 2014 & Pujade, JCO 2014 & Gordon, JCO 2001 & Rose, Gynecol Oncol 2003 & Sehouli, JCO 2011 & Mutch, JCO 2007 & Ferrandina, JCO 2008.
[4]Globoscan 2012 & SEER.
[5]Estimate based on 85% NSCLC incidence and total lung cancer death cases in the US in 2017 of 155900 deaths

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Target to Complete Dose Escalation and Initiate Dose Expansion Cohorts in 1H 2019 2018 / 1H 2019 1H 2019 2H 2019 / 1H 2020 1H 2019 Anticipated Milestones Data Establish Recommended Go Forward Dose & Regimen Execute on Expansion Studies • Platinum-resistant ovarian cancer • NSCLC Adenocarcinoma in PD1 failure 14 Phase 1 Dose Escalation •Ongoing in ovarian and lung cancers and certain rare tumors (endometrial, papillary renal, papillary thyroid and salivary duct) •Currently dosing IV every 4 week cycles until disease progression or unacceptable toxicity •No pre-selection for NaPi2b expression; retrospective testing based on archival tissue Initiate Expansion Cohorts Report Dose Escalation Dose Escalation: 4 week dosing Dose, mg/ m2 Dose, mg/ kg DL4-A 20.0 0.54 DL5-A 30.0 0.81 Further Dose Escalation Dose Escalation: 3 week dosing Dose, mg/ m2 Dose, mg/ kg DL4 20.0 0.54 DL5 30.0 0.81 DL6 40.0 1.08

Dolaflexin Safety Profile Easily Monitored; High Consistency between Early Clinical and Preclinical Data

Mersana THERAPEUTICS

Current Clinical Study Data Show:

No observations of toxicities associated with other ADC platforms to date

- No evidence of clinically relevant neutropenia, neuropathy, ocular toxicity or pneumonitis

Dolaflexin Platform Characteristics

- Favorable PK profile
- Highly stable in circulation
- Transient AST[1] elevations that can be clinically monitored and managed with dose and regimen modifications

No observation of on-target toxicities to date



Preclinical Studies Demonstrate Depletion of Kupffer Cells Results in Transient AST Elevations

- Kupffer cells are involved in AST clearance; transient elevation is consistent with a change in clearance kinetics by hypertrophy of Kupffer cells in liver
- Transient elevations of AST were observed preclinically in animals and were not associated with hepatic necrosis based on histopathology
- AST elevations peak at day 8 and return to baseline by next dose and as Kupffer cells recover

[1]AST: Aspartate aminotransferase; Also known as serum glutamic oxaloacetic transaminase (SGOT)

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Platforms to Generate a of ADCs

Create Dolasynthen Alkymer Immunosynthen Dolaflexin • High DAR • Precise DAR • Enables homogeneous ADCs • Designed to broaden addressable • Designed for localized and • Potential to increase efficacy against low expressing antigens harnessing of the immune system • Alkylating payload • DolaLock payload • DolaLock payload • Immunostimulatory payload Proprietary platforms to address broad unmet patient needs 17

Dolasynthen: Precise Control to Create Optimal ADC

Critical Attributes Matched to Antibody and Target

Antibody → Bioconjugation Site / Technology → Aqueous solubility → Charge balance → Drug load per scaffold → DolaLock AF-HPA


Anti-Tumor Efficacy
Tumor Volume (mm³)
2000
1500
1000
500
0
0
10
20
30
40
50
Day
Pharmacokinetics
Concentration (ng/mL)
1,000
100
10
0
3
6
9
12
Day
Tolerability Parameter
600
400
200
0
0
5000
10000
15000
20000
25000
Exposure (Day * ng/mL)
Vehicle
Dolasynthen ADC 1
Dolasynthen ADC 2
Dolasynthen ADC 3

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echnologies Payload Synthemer-STING ADC is >100x More Potent Than Free Agonist In Vitro Therapeutic Opportunity ADCs can ideally address the challenge of systemic delivery and tolerability of immunomodulatory payloads • • Specifically deliver STING agonists to targeted cells while increasing systemic tolerability in potency • Significantly improve potency and provide safe and convenient dosing regimens 19 e EC50 (nM) ist 88 0.8 CXCL10 Production Test articl 100x increase Free Agon ADC

A DNA Alkylation Platform with Increased Therapeutic Index Colorectal Cancer • Some tumor types do not respond to auristatin • e.g. colorectal cancer, pancreatic cancer, certain hematological cancers (Resistant to Dolaflexin) 1200 1000 • DNA alkylators are active in auristatin1-resistant tumors exin ADC r ADC 800 600 • Competitor efforts in DNA damage (cross-linkers, double-strand breakers, and one alkylator) have been limited by very low tolerability 400 200 0 0 20 40 60 80 Days post treatment 3 mg/kg dose 20 1 Dolaflexin employs a proprietary payload of the auristatin class Vehicle Dolafl Alkyme

[LOGO]

• • • Select go forward dose and initiate expansion cohorts in 2Q 2019 Planning to report Phase 1 dose escalation data in 2Q 2019 Data from expansion cohorts in 2020 XMT-1536 • Planning to disclose next clinical candidate in 2H 2019 ADC Candidate • Initiation of Phase 1 Dose Escalation for our next clinical candidate in 1H 2020 • Continue to leverage our proprietary, differentiated platforms to build a robust pipeline of ADC candidates Disclose progress on platforms and programs at scientific meetings R&D • • Proactively evaluate potential for strategic collaborations that maximize the value of Mersana’s pipeline and platforms Continue to recruit and retain top talent and maintain a culture focused on scientific excellence, execution and patient needs Corporate • 22

$70.1M in cash* as of Q4 2018 extends cash runway into 2020 *Cash, cash equivalents and marketable securities as of December 31, 2018 23 Target Discovery Preclinical Development Phase 1 Preclinical/Clinical Pipeline: XMT-1536 NaPi2b 5T4 Multiple Undisclosed Discovery Pipeline: 1H 2020 IND Undisclosed Immunosynthen Undisclosed Others Undisclosed

Unleashing the Targeted Power of ADCs